UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2021 (May 29, 2021)

UNIQUE LOGISTICS INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Nevada	333-153035	01-0721929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

154-09 146th Ave.

Jamaica, NY 11434

(Address of principal executive offices, including zip code)

(718) 978-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[   ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.01. Entry into a Material Definitive Agreement.

On June 1, 2021, Unique Logistics International, Inc., a Nevada corporation (the “Company”), Unique Logistics Holdings, Inc., a Delaware corporation (“Holdings”), Unique Logistics International (NYC), LLC, a Delaware limited liability company (“New York”), Unique Logistics International (BOS), Inc., a Massachusetts corporation (“Boston” and, together with the Company, Holdings and New York, collectively, “Seller”), entered into a Revolving Purchase, Loan and Security Agreement (the “TBK Agreement”) dated as of June 1, 2021, with TBK BANK, SSB, a Texas State Savings Bank (“Purchaser”), for a facility under which Purchaser will, from time to time, buy approved receivables from the Seller. The TBK Agreement provides for Seller to have access to the lesser of (i) $30 million (“Maximum Facility”) and (ii) the Formula Amount (as defined in the TBK Agreement) at an interest rate of the highest prime rate (but in no event less than 3.25%) plus 3%.

Upon receipt of any advance, Seller agreed to sell and assign all of its rights in accounts receivables and all proceeds thereof. Seller granted to Purchaser a continuing ownership interest in the accounts purchased under the Agreement (the “Purchased Accounts”) and, secured and as collateral security for all Obligations (as defined below), Seller granted to Purchaser a continuing first priority security interest in all of Seller’s assets. Notwithstanding the creation of this security interest, the relationship of the parties with respect to all Purchased Accounts is that of Purchaser and Seller and not that of lender and borrower. “Obligations” means present and future monetary and non-monetary obligations arising under or related to or in connection with the TBK Agreement, whether arising thereunder or otherwise, and whether arising before, during or after the commencement of any bankruptcy case in which Seller is a debtor.

The facility is for an initial term of twenty-four (24) months (the “Term”) and may be extended or renewed, unless terminated in accordance with the TBK Agreement. Notwithstanding any termination of the TBK Agreement or expiration or termination of the Term, the liabilities and obligations of Seller thereunder and the security interests granted to Purchaser thereunder shall continue in full force and effect until (a) cash payment in full to Purchaser of all obligations on terms and conditions acceptable to Purchaser, and (b) receipt by Purchaser of a general release executed by Seller and delivered to Purchaser. Purchaser may terminate the TBK Agreement by giving Seller not less than thirty-day’s (30) prior written notice of termination, whereupon the TBK Agreement shall terminate on the earlier date of the date of termination or the end of the then current Term.

The TBK Agreement replaces the Company’s prior agreement with Corefund Capital, LLC (“Core”) entered into on May 29, 2020, pursuant to which Core agreed to purchase from the Company up to an aggregate of $25,000,000 of accounts receivables (the “Core Facility”). The Core Facility provided Core with security interests in purchased accounts until the accounts have been repurchased by the Company or paid by the customer. As of June 1, 2021, the Core Facility has been terminated along with all security interests granted to Core and replaced with the TBK Agreement.

The foregoing summary of the TBK Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the TBK Agreement, a copy of which is filed hereto as Exhibit 10.1, and is incorporated herein by reference.

Amendments to the 3a Note and the Trillium Note

As the Company previously disclosed, on October 8, 2020, the Company entered into that certain Securities Purchase Agreement (the “Trillium SPA”) with Trillium Partners LP (“Trillium”) pursuant to which the Company sold to Trillium a 10% secured subordinated convertible promissory note in the principal aggregate amount of $1,111,000 (the “Trillium Note”). As of October 14, 2020, the Company entered into that certain Securities Purchase Agreement (the “3a SPA”) with 3a Capital Establishment (“3a” and together with Trillium, the “Investors”) pursuant to which the Company sold to 3a a 10% secured subordinated convertible promissory note in the principal aggregate amount of $1,111,000 (the “3a Note”). The Trillium Note and the 3a Note were to mature on October 6, 2021.

As the Company previously disclosed, on January 28, 2021, the Company entered into that certain Securities Purchase Agreement with the Investors pursuant to which the Company sold to each of the Investors a 10% secured subordinated convertible promissory note in the principal aggregate amount of $916,666 or $ 1,833,333 in the aggregate (each a “Note” and together the “Notes”) realizing gross proceeds of $1,666,666. The Notes were to mature on January 28, 2022.

On June 1, 2021, the Company and the Investors extended the maturity dates of the Trillium Note and the 3a Note to October 6, 2022, and the maturity dates of the Notes to January 28, 2023.

The foregoing descriptions of the terms of the amendments to the Trillium Note and the 3a Note are qualified in their entirety by the full text of such amendments, copies of which are filed herewith as Exhibits 4.1 and 4.2, respectively.

Amendment to Employment Agreement of Sunandan Ray

On May 29, 2021, the Company and Sunandan Ray, entered into an amendment to an existing employment agreement (the “Amendment”).. dated May 29, 2020.

The purpose of the Amendment was to modify Article 3.03 of the Ray Employment Agreement to clarify that any bonus pursuant to the performance metrics therein would be calculated at the end of the Company’s fiscal year end. As the Company recently adopted May 31st as its fiscal year end, the Amendment was considered necessary. No other terms of the Ray Employment Agreement were modified and the agreement remains in full force and effect.

The foregoing description of the terms of the Amendment is qualified in its entirety by the full text of the Amendment, a copy of which is filed herewith as Exhibits 10.2.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 hereof, except the information relating to the Amendment to Employment Agreement of Sunandan Ray, is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information contained in Item 1.01 hereof related to the Amendment to Employment Agreement of Sunandan Ray, is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 4.1	Amendment to Secured Subordinated Convertible Promissory Notes of Trillium Partners L.P. dated June 1, 2021

Exhibit 4.2	Amendment to Secured Subordinated Convertible Promissory Notes of 3a Capital Establishment dated June 1, 2021

Exhibit 10.1	Revolving Purchase, Loan and Security Agreement dated June 1, 2021

Exhibit 10.2	Amendment to Employment Agreement of Sunandan Ray

* Exhibits and/or Schedules have been omitted. The Company hereby agrees to furnish to the SEC upon request any omitted information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQUE LOGISTICS INTERNATIONAL, INC.

Dated: June 3, 2021	By:	/s/ Sunandan Ray
Sunandan Ray
Chief Executive Officer